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                                  EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-102833, No. 333-46162, No. 333-38632, No.
333-100122 and No. 333-70124) of Moldflow Corporation of our report dated August 1, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
September 19, 2003